March 31, 2021

Cautionary Note Regarding Forward-Looking Statements, Disclaimers and Financial Measures This presentation contains forward-looking statements about nCino’s financial and operating results, including statements regarding nCino’s future performance and outlook, the assumptions underlying those statements, the benefits from the use of nCino’s solutions, our strategies, and general business conditions. Forward-looking statements generally include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions and the negatives thereof. Any forward-looking statements contained in this presentation are based upon nCino’s historical performance and its current plans, estimates, and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent nCino’s expectations as of the date of this presentation. Subsequent events may cause these expectations to change and, except as may be required by law, nCino does not undertake any obligation to update or revise these forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially including, but not limited to: (i) risks associated with the impact of the COVID-19 pandemic, including the impact to the financial services industry, the impact on general economic conditions and the impact of government responses, restrictions, and actions; (ii) breaches in our security measures or unauthorized access to our customers’ or their clients' data; (iii) the accuracy of management’s assumptions and estimates; (iv) our ability to attract new customers and succeed in having current customers expand their use of our solutions; (v) competitive factors, including pricing pressures, consolidation among competitors, entry of new competitors, the launch of new products and marketing initiatives by our competitors, and difficulty securing rights to access or integrate with third party products or data used by our customers; (vi) the rate of adoption of our newer solutions and the results of our efforts to sustain or expand the use and adoption of our more established solutions; (vii) fluctuation of our results of operations, which may make period-to-period comparisons less meaningful; (viii) our ability to manage our growth effectively including expanding outside of the United States; (ix) adverse changes in our relationship with Salesforce; (x) our ability to successfully acquire new companies and/or integrate acquisitions into our existing organization; (xi) the loss of one or more customers, particularly any of our larger customers, or a reduction in the number of users our customers purchase access and use rights for; (xii) system unavailability, system performance problems, or loss of data due to disruptions or other problems with our computing infrastructure or the infrastructure we rely on that is operated by third parties; (xiii) our ability to maintain our corporate culture and attract and retain highly skilled employees; (xiv) adverse changes in the financial services industry, including as a result of customer consolidation; (xv) adverse changes in economic, regulatory, or market conditions; and (xvi) the outcome and impact of legal proceedings and related expenses. Additional risks and uncertainties that could affect nCino’s business and financial results are included in our reports filed with the U.S. Securities and Exchange Commission (available on our web site at www.ncino.com or the SEC's web site at www.sec.gov). Further information on potential risks that could affect actual results will be included in other filings nCino makes with the SEC from time to time. In addition to financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation includes certain non-GAAP financial measures, including Non-GAAP Operating Loss. Any non-GAAP measure is presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP. Non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of other GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this presentation. This presentation also contains statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. 2

nCino at a Glance

BUILT BY BANKERS FOR BANKERS

KEY HIGHLIGHTS

- Leading provider of cloud-based banking software
- Headquarters: Wilmington, NC
- Founded: Late 2011
- Employees: >1,100
- >$100K Customers: 224, including 36 > $1M in FY 2021

FINANCIAL HIGHLIGHTS

~$12B	**$204.3M**
Serviceable Addressable Market (SAM)	FY 2021 Revenues
155%	**58.7%**
FY 2021 Subscription Revenue Retention Rate[1]	FY 2019 – FY 2021 Subscription Revenues CAGR

Note: Fiscal year end is January 31, 2021. (1) Subscription revenue retention rate is calculated as total subscription revenues in a fiscal year from customers who contracted for any of our solutions as of January 31 of the prior fiscal year, expressed as a percentage of total subscription revenues for the prior fiscal year. Subscription revenues from customers obtained through an acquisition will be included in the calculation for the periods they were a customer of nCino. Year-over-year increases in subscription revenues from existing customers reflect both the effect of phased activations of originally contracted for seats as well as additional sales to these customers.

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193 238 297 335 904 966 193 238 1,183 1,268 FY 2018 FY 2019 FY 2020 FY 2021 nCino Visible Equity + FinSuite Underpinned by an Expanding Customer Base… Total Customers Customers w/ Subscription Revenues Over $100K & $1M > $1M> $100K 81 9 FY 2018 123 13 FY 2019 161 21 FY 2020 Note: (1) 900 of these customers that use the portfolio analytics solution, which is now a part of nIQ, were Visible Equity customers, and 4 were FinSuite customers. Of the 900 Visible Equity customers, 18 were already nCino customers. (2) Of the 966 Visible Equity and FinSuite customers, 33 are also nCino customers. FY 2021 36 224 (1) (2) 4

Total ACV Expansion FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 3.0X 2.0X 2.3X 2.0X 1.8X 1.5X 1.4X 1.2X NA …and a Powerful Land and Expand Model ACV EXPANSION BY COHORT 5Note: In any given period, ACV for a customer represents the annualized subscription fees from the fully activated subscription contracts in effect for such customers at the end of the applicable period.

54% 60% 72% 71% Q4'20 Q4'21 Fourth Quarter FY 2021 Financial Results Quarterly Revenues ($ in millions) $31 $45 $7 $12 $39 $57 Q4'20 Q4'21 Subscription % of Total 79%82% Non-GAAP Operating Margin (21%) (13%) Q4'20 Q4'21 Overall & Subscription Non-GAAP Gross Margins Overall Subscription Professional Services Subscription YoY Growth: 43% Note: Non-GAAP Financials adjusted to exclude stock-based compensation and amortization. See Appendix for GAAP reconciliation. 6

$64 $103 $162 $27 $35 $42 $92 $138 FY2019 FY2020 FY2021 $13 $16 $16 $19 $21 $23 $28 $31 $35 $39 $43 $45 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Revenue Growth at Scale Annual Revenues ($ in millions) Quarterly Subscription Revenues ($ in millions) Subscription Professional Services Subscription % of Total 70% 75% YoY % Growth 68% 78% 60% 72% 57% 45% 68% 68% 66%80% 70% 56% 43% $204 7

Gross Margins Overall Non-GAAP Gross Margin Non-GAAP Subscription Gross Margin Note: Non-GAAP Financials adjusted to exclude stock based compensation and amortization. See Appendix for GAAP reconciliation. 51% 55% 60% 54% 60% FY 2019 FY 2020 FY2021 Q4 2020 Q4 2021 69% 71% 72% 72% 71% FY2019 FY2020 FY2021 Q4 2020 Q4 2021 Strong subscription software margins and profitable professional services 8

$14 $21 $32 $7 $9 FY 2019FY 2020FY 2021Q4 2020Q4 2021 $21 $34 $53 $10 $16 FY 2019 FY 2020 FY2021 Q4 2020 Q4 2021 $30 $42 $52 $13 $16 FY 2019 FY 2020 FY 2021 Q4 2020 Q4 2021 Responsibly Investing in Growth Note: Non-GAAP Financials adjusted to exclude stock-based compensation and amortization. See Appendix for GAAP reconciliation. 16% 15% 16% 23% 25% 26% 33% 31% 25% ($ in millions)($ in millions) ($ in millions) 33% 28% 26% 28% 17% 17% S&M % of revenues R&D % of revenues G&A % of revenues Non-GAAP General & AdministrativeNon-GAAP Sales & Marketing Non-GAAP Research & Development 9

Path to Profitability Free Cash Flow Margin (14%) (11%) 2% (35%) (22%) FY 2019 FY 2020 FY 2021 Q4 2020 Q4 2021 (21%) (15%) (7%) (21%) (13%) FY 2019 FY 2020 FY2021 Q4 2020 Q4 2021 Non-GAAP Operating Margin ($19.1) ($20.7) Non-GAAP Operating Income ($mm) ($14.2) ($12.6) ($14.8) FCF ($mm) $4.9($8.1) ($7.5) ($13.6) ($12.5) 10 Note: Non-GAAP Financials adjusted to exclude stock-based compensation and amortization. See Appendix for GAAP reconciliation.

APPENDIX 11

Notes on the Financial Presentation • FY 19 in accordance with ASC 605, FY 20 and FY 21 in accordance with ASC 606  The impact to total revenues is not material • Gross margin, research & development expense, sales & marketing expense, general & administrative expense, Operating Margin and free cash flow margin are presented on a Non-GAAP basis  Reconciliations to the relevant GAAP metrics can be found on the following pages • Revenues are presented on a GAAP basis 12

Subscription Revenues Pricing Model Recurring Fee based on FI Assets or Transaction Volumes Recurring Fee based on % of Subscription Fees Recurring Fee based on per Users per Month Paid Up Front Annually* SUBSCRIPTION INCREMENTAL ADD-ON Foundation of Pricing Support and Maintenance | Sandbox | Shield nCino IQ | Treasury Mgmt | Customer Portal * Average Contract Length of 3.77 Years (1) | Non-cancellable (1) Represents average contract length as of FY 2021; excludes Visible Equity contracts 13

How the Revenue Model Works

Illustrative Contract Waterfall


($ in millions)
$1.3
$1.0
$0.8
$0.5
$0.3
$0.0
Initial ACV
Year 1
Year 2
Year 3
Year 4
Year 5
Revenues Recognized by Year

Commentary

These are generational buying decisions

- Phased seat activations:
  - Maintain price integrity
  - Maximize Total Contract Value[(1)]
  - Definitive seat activation dates

Assumptions

- 5-year contract
- Booking ACV $1M
- Seat activations are phased
- Activations result in recognized revenues

(1) "Total Contract Value" or "TCV" refers to the total value of all subscription and professional services fees associated with a customer contract.

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GAAP to Non-GAAP Reconciliation ($ in thousands) 15 Subscription Gross Margin FY19A FY20A FY21A Q4'20 Q4'21 Subscription Revenues $64,458 $103,265 $162,439 $31,450 $44,978 GAAP Subscription Gross Profit 44,463 72,203 114,470 22,216 31,408 (+) Amortization -- 697 1,525 378 392 (+) Stock Based Compensation 243 277 576 69 138 Non-GAAP Subscription Gross Profit $44,706 $73,177 $116,571 $22,663 $31,938 Non-GAAP Subscription Gross Margin 69% 71% 72% 72% 71% Professional Services Gross Margin FY19A FY20A FY21A Q4'20 Q4'21 Professional Services Revenues $27,076 $34,915 $41,854 $7,054 $11,609 GAAP Professional Services Gross Profit 620 1,907 1,688 (2,085) 1,011 (+) Amortization -- -- -- -- -- (+) Stock Based Compensation 1,244 1,240 4,232 302 874 Non-GAAP Professional Services Gross Profit $1,864 $3,147 $5,920 ($1,783) $1,885 Non-GAAP Professional Services Gross Margin 7% 9% 14% (25%) 16% Overall Gross Margin FY19A FY20A FY21A Q4'20 Q4'21 Total Revenues $91,534 $138,180 $204,293 $38,504 $56,587 GAAP Gross Profit 45,083 74,110 116,158 20,131 32,419 (+) Amortization -- 697 1,525 378 392 (+) Stock Based Compensation 1,487 1,517 4,808 371 1,012 Non-GAAP Gross Profit $46,570 $76,324 $122,491 $20,880 $33,823 Non-GAAP Gross Margin 51% 55% 60% 54% 60%

GAAP to Non-GAAP Reconciliation ($ in thousands) 16 S&M Expense FY19A FY20A FY21A Q4'20 Q4'21 GAAP S&M $31,278 $44,440 $59,731 $13,370 $17,704 (-) Amortization -- 937 1,670 $417 418 (-) Stock Based Compensation 1,078 1,260 6,190 $314 1,372 Non-GAAP S&M $30,200 $42,243 $51,871 $12,639 $15,914 % of Revenues 33% 31% 25% 33% 28% R&D Expense FY19A FY20A FY21A Q4'20 Q4'21 GAAP R&D $22,230 $35,304 $58,263 $10,132 $16,929 (-) Amortization -- -- -- -- -- (-) Stock Based Compensation 1,056 1,245 5,463 319 1,057 Non-GAAP R&D $21,174 $34,059 $52,800 $9,813 $15,872 % of Revenues 23% 25% 26% 25% 28% G&A Expense FY19A FY20A FY21A Q4'20 Q4'21 GAAP G&A $14,791 $22,536 $40,772 $6,640 $11,642 (-) Amortization -- 114 10 50 -- (-) Stock Based Compensation 474 1,723 8,747 59 2,154 Non-GAAP G&A $14,317 $20,699 $32,015 $6,531 $9,488 % of Revenues 16% 15% 16% 17% 17%

GAAP to Non-GAAP Reconciliation ($ in thousands) 17 Non-GAAP Operating Income FY19A FY20A FY21A Q4'20 Q4'21 GAAP Operating Income ($23,216) ($28,170) ($42,608) ($10,011) ($13,856) (+) Amortization of Acquired Intangibles -- 1,748 3,205 845 810 (+) Stock Based Compensation 4,095 5,745 25,208 1,063 5,595 Non-GAAP Operating Income ($19,121) ($20,677) ($14,195) ($8,103) ($7,451) Non-GAAP Operating Income Margin (21%) (15%) (7%) (21%) (13%) Free Cash Flow FY19A FY20A FY21A Q4'20 Q4'21 GAAP Cash Flow From Operations ($4,589) ($8,998) $9,222 (11,168) ($11,925) (-) Capital Expenditures (7,965) (5,760) (4,338) (2,386) (583) Free Cash Flow ($12,554) ($14,758) $4,884 ($13,554) ($12,508) Free Cash Flow Margin (14%) (11%) 2% (35%) (22%)